                                                                    EXHIBIT 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I Scott A. Kaniewski, Chief Financial Officer, certify that:

1.   I have reviewed  this  quarterly  report on Form 10-QSB of Empire  Resorts,
     Inc;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The small business issuer's other certifying  officer and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over  financial  reporting (as defined in Exchange Act Rules  13a-15(f) and
     15d-15(f)) for the small business issuer and have:

     (a)   Designed  such  disclosure  controls and  procedures,  or caused such
           disclosure   controls  and   procedures  to  be  designed  under  our
           supervision,  to ensure  that  material  information  relating to the small business issuer,  including its consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b)   Designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the  preparation of financial
           statements  for  external   purposes  in  accordance  with  generally
           accepted accounting principles;

     (c)   Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures, as of the  end of the  period  covered  by  this  report  based  on such evaluation;  and (d) Disclosed in this report any change in the small business  issuer's  internal  control over  financial  reporting that occurred  during  the small  business  issuer's  most  recent  fiscal quarter that has  materially  affected,  or is  reasonably  likely to materially  affect, the small business issuer's internal control over financial reporting; and

5.   The small business issuer's other certifying  officer and I have disclosed, based on our most recent  evaluation  of internal  control  over  financial reporting,  to the small business issuer's auditors and the audit committee of the small business issuer's board of directors:

     (a)   All significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the small  business  issuer's
           ability  to  record,   process,   summarize   and  report   financial
           information; and

     (b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business  issuer's internal control over financial reporting.

           Date: August 16, 2004

           /s/ Scott A. Kaniewski
           ----------------------
           Scott A. Kaniewski
           Chief Financial Officer